UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2020

ENERGY TRANSFER OPERATING, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-31219	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPprC	New York Stock Exchange
7.625% Series D Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPprD	New York Stock Exchange
7.600% Series E Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPprE	New York Stock Exchange
7.500% Senior Notes due 2020	ETP 20	New York Stock Exchange
4.250% Senior Notes due 2023	ETP 23	New York Stock Exchange
5.875% Senior Notes due 2024	ETP 24	New York Stock Exchange
5.500% Senior Notes due 2027	ETP 27	New York Stock Exchange

Item 3.02	Unregistered Sales of Equity Securities.

Effective as of January 1, 2020, Energy Transfer LP, a Delaware limited partnership (“ET”), caused SemGroup Corporation, a Delaware corporation and a wholly owned subsidiary of ET (“SemGroup”), to contribute to Energy Transfer Operating, L.P., a Delaware limited partnership (the “Partnership”), the following interests (collectively, the “Subject Interests”): (i) 100% of the limited liability company interests in Rose Rock Midstream Operating, LLC, a Delaware limited liability company; (ii) 100% of the limited liability company interests in SemDevelopment, L.L.C., a Delaware limited liability company; and (iii) 100% of the ownership interests of SemGas, L.P., an Oklahoma limited partnership (“SemGas”), consisting of (a) a 99.5% limited partner interest in SemGas and (b) a 0.5% general partner interest in SemGas. Together, the Subject Interests comprise a majority of SemGroup’s United States natural gas, oil and other products businesses.

In exchange for the Subject Interests, the Partnership issued to SemGroup an aggregate of 91,100,000 common units representing limited partner interests in the Partnership (“ETO Common Units”) in a private offering pursuant to exemptions from registration in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The ETO Common Units are not registered under the Securities Act and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER OPERATING, L.P.

	By:	Energy Transfer Partners GP, L.P., its general partner

	By:	Energy Transfer Partners, L.L.C, its general partner

Date: January 6, 2020

	By:	/s/ Thomas E. Long
Thomas E. Long
Chief Financial Officer